SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 29, 2008
FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-12379 (Commission File Number)	31-1042001 (IRS Employer Identification No.)

4000 Smith Road
Cincinnati, Ohio		45209
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (513) 979-5782
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.
Item 2.02 Results of Operations and Financial Condition.
On July 29, 2008, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the second quarter of 2008. A copy of the earnings press release is attached as Exhibit 99.1.
First Financial Bancorp. does not intend for this Item 2.02 or Exhibit 99.1 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.
The earnings press release includes two non-GAAP financial measures. The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Highlights” under the section “Key Financial Ratios.” The second appears in the tables entitled “Additional Data” at the bottom of the “Consolidated Quarterly Statements of Income” page. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income – tax equivalent.” The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three Months Ended					Six Months Ended
	June 30,	March 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
	2008	2008	2007	2007	2007	2008	2007
	(Dollars in thousands)
Net interest income	$28,414	$28,249	$29,079	$29,417	$29,601	$56,663	$60,004
Tax equivalent adjustment	510	514	561	564	580	1,024	1,156

Net interest income — tax equivalent	$28,924	$28,763	$29,640	$29,981	$30,181	$57,687	$61,160

Average earning assets	3,074,885	3,005,835	3,046,253	3,007,663	2,988,674	3,041,235	2,990,474

Net interest margin*	3.72%	3.78%	3.79%	3.88%	3.97%	3.75%	4.05%
Net interest margin (fully tax equivalent)*	3.78%	3.85%	3.86%	3.95%	4.05%	3.81%	4.12%

*	Margins are calculated using net interest income annualized divided by average earning assets.

Item 9.01 Exhibits.
          (c) Exhibit:
The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
99.1	First Financial Bancorp. Press Release dated July 29, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.
By:	/s/ J. Franklin Hall
J. Franklin Hall
Executive Vice President and Chief Financial Officer

Date: July 30, 2008

Form 8-K	First Financial Bancorp.
Exhibit Index

Exhibit No.	Description

99.1	First Financial Bancorp. Press Release dated July 29, 2008.